KEMPER VALUE SERIES, INC.
                             Kemper Contrarian Fund
                      Kemper-Dreman High Return Equity Fund
                           Kemper Small Cap Value Fund
                             KEMPER SECURITIES TRUST
                      Kemper Small Cap Relative Value Fund
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1999


The following disclosure replaces the relevant disclosure in the "Custodian, Transfer Agent, and Shareholder Service Agent" section of the Funds' Statement of Additional Information.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds.

Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. Pursuant to an agency agreement with the Small Cap Relative Value Fund, KSvC serves as the serves as the transfer agent and dividend paying agent, as well as the Shareholder Service Agent for that Fund.

For the Contrarian, High Return Equity and Small Cap Value Funds, IFTC receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement. For the Small Cap Relative Value Fund, KSvC receives as transfer agent as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, maintenance charges and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement.

July 1, 1999